UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): December 2, 2004

                                                                 IRS Employer
Commission    Registrant; State of Incorporation;                Identification
File Number   Address; and Telephone Number                      Number
-----------   ------------------------------------------------  ---------------

1-13739       UNISOURCE ENERGY CORPORATION                       86-0786732
              (An Arizona Corporation)
              One South Church Avenue, Suite 100
              Tucson, AZ 85701
              (520) 571-4000

1-5924        TUCSON ELECTRIC POWER COMPANY                      86-0062700
              (An Arizona Corporation)
              One South Church Avenue, Suite 100
              Tucson, AZ 85701
              (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

     On February 4, 2005, the Compensation Committee of the Board of Directors of UniSource Energy Corporation (Company) awarded performance bonuses for calendar year 2004 under the Company's short-term incentive plan for executive officers. Bonuses for the Company's Chief Executive Officer and the five other most highly compensated executive officers (Named Executives) were as follows:

James S. Pignatelli - $525,000

Steven J. Glaser - $178,000

Dennis R. Nelson - $137,000

Michael J. DeConcini - $138,000

Kevin P. Larson - $130,000

Vincent Nitido, Jr. - $130,000


     On December 2, 2004, the Compensation Committee had approved base salary increases for the Named Executives. Base salaries for the Named Executives for 2005 were set as follows:

James S. Pignatelli - $650,000

Steven J. Glaser - $295,000

Dennis R. Nelson - $282,500

Michael J. DeConcini - $260,000

Kevin P. Larson - $237,500

Vincent Nitido, Jr. - $237,500

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 14, 2005                    UNISOURCE ENERGY CORPORATION
                                       ------------------------------------
                                                  (Registrant)


                                               /s/ Kevin P. Larson
                                       ------------------------------------
                                           Vice President and Principal
                                                Financial Officer


Date: February 14, 2005                   TUCSON ELECTRIC POWER COMPANY
                                       ------------------------------------
                                                  (Registrant)


                                              /s/ Kevin P. Larson
                                       ------------------------------------
                                           Vice President and Principal
                                                Financial Officer